Exhibit 5.1
[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]
October 26, 2015
BankUnited, Inc.
14817 Oak Lane
Miami Lakes, FL 33016
Re:    BankUnited, Inc.
Registration Statement on Form S-3
Ladies and Gentlemen:
We have acted as special counsel to BankUnited, Inc., a Delaware corporation (the “Company”), in connection with the registration statement on Form S-3 (the “Registration Statement”) to be filed on the date hereof by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to the issuance and sale by the Company from time to time, pursuant to Rule 415 of the General Rules and Regulations of the Commission promulgated under the Securities Act (the “Rules and Regulations”), of (i) shares of common stock, par value $0.01 per share, of the Company (“Common Stock”); (ii) shares of preferred stock, par value $0.01 per share, of the Company (“Preferred Stock”), which may be issued in one or more series; (iii) senior debt securities or subordinated debt securities of the Company (collectively, “Debt Securities”), which may be issued in one or more series under one or more indentures relating to the Debt Securities (each, an “Indenture”) proposed to be entered into by the Company and U.S. Bank National Association, as trustee (the “Trustee”), the forms of which are filed as exhibits to the Registration Statement; (iv) warrants to purchase shares of Common Stock, shares of Preferred Stock, Debt Securities or other securities (“Warrants”), which may be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”) proposed to be entered into by the Company and one or more warrant agents to be named therein (each, a “Warrant Agent”); (v) fractional shares of the Preferred Stock represented by depositary shares (“Depositary Shares”) evidenced by depositary receipts (the “Receipts”), which may be issued under one or more deposit agreements (each, a “Deposit Agreement”) that may be entered into by the Company and a depositary to be named therein (each, a “Depositary”); (vi) subscription rights to purchase shares of Common Stock, shares of Preferred Stock or Debt Securities (“Subscription Rights”), which may be issued under one or more subscription rights certificates (each, a “Subscription Rights Certificate”) and/or pursuant to one or more subscription rights agreements (each, a “Subscription Rights Agreement”) proposed to be entered into by the Company and one or more subscription agents to be named therein (each, a “Subscription Agent”); (vii) stock purchase contracts (“Stock Purchase Contracts”) obligating the holders thereof to purchase from or sell to the Company, and the Company to purchase from or sell to such holders, shares of Common Stock, shares of Preferred Stock or other securities at a future date or dates, which may be issued pursuant to one or more purchase contract agreements (each, a “Stock Purchase Contract Agreement”) proposed to be entered into by the Company and one or

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October 26, 2015

more purchase contract agents to be named therein (each, a “Stock Purchase Contract Agent”); (viii) stock purchase units of the Company (“Stock Purchase Units”), each consisting of Debt Securities, shares of Common Stock, Preferred Stock or Depositary Shares, which may be issued pursuant to one or more agreements (each, a “Stock Purchase Unit Agreement”) proposed to be entered into by the Company and one or more purchase unit agents to be named therein (each, a “Stock Purchase Unit Agent”); and (ix) such indeterminate aggregate initial offering price or number of shares of Debt Securities, Preferred Stock, Common Stock, Warrants and Depositary Shares, as may from time to time be issued upon conversion, redemption, repurchase, exchange or exercise, as applicable, of any Debt Securities, Preferred Stock, Common Stock, Warrants, Depositary Shares or Subscription Rights, or settlement of any Stock Purchase Contracts or Stock Purchase Units, including any securities as may be issued pursuant to applicable anti-dilution adjustments, determined at the time of offering (collectively, the “Indeterminate Securities”). The Debt Securities, Preferred Stock, Common Stock, Warrants, Depositary Shares, Subscription Rights, Stock Purchase Contracts, Stock Purchase Units and Indeterminate Securities are collectively referred to herein as the “Securities.”
This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
In rendering the opinions stated herein, we have examined and relied upon the following:

(i)	the Registration Statement;

(ii)	an executed copy of a certificate of Susan W. Greenfield, Corporate Secretary of the Company, dated the date hereof (the “Secretary's Certificate”);

(iii)	a copy of the Company's Amended and Restated Certificate of Incorporation, certified by the Secretary of State of the State of Delaware (the “Certificate of Incorporation”);

(iv)	a copy of the Company's Amended and Restated By-laws, as currently in effect and as certified pursuant to the Secretary's Certificate (the “By-Laws”);

(v)	the form of Indenture relating to senior Debt Securities to be filed as an exhibit to the Registration Statement;

(vi)	the form of Indenture relating to subordinated Debt Securities to be filed as an exhibit to the Registration Statement;

(vii)
a copy of the action by written consent of the board of directors of the Company (the “Board of Directors”), adopted on October 26, 2015, relating to the registration of the Securities and related matters, as certified pursuant to the Secretary's Certificate; and

(viii)	a specimen certificate representing the Common Stock.

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October 26, 2015

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions stated below.
In our examination, we have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials.
We do not express any opinion with respect to the laws of any jurisdiction other than (i) the laws of the State of New York that, in our experience, are normally applicable to securities of the type contemplated by the Registration Statement, (ii) the General Corporation Law of the State of Delaware (the “DGCL”), and (iii) to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). We do not express any opinion as to the effect of any non-Opined on Law on the opinions stated herein. The Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.
As used herein, “Transaction Agreements” means the Indentures and the supplemental indentures and officer's certificates thereto, the Warrant Agreements, the Deposit Agreements the Subscription Rights Agreements, the Stock Purchase Contract Agreements and the Stock Purchase Unit Agreements.
Based upon the foregoing and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1.
With respect to any shares of Common Stock offered by the Company, including any Indeterminate Securities constituting Common Stock (the “Offered Common Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Common Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any duly authorized committee thereof, have taken all necessary corporate action to approve the issuance and sale of the Offered Common Stock and related matters

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October 26, 2015

and appropriate officers of the Company have taken all related action as directed by or under the direction of the Board of Directors; (v) the terms of the issuance and sale of the Offered Common Stock have been duly established in conformity with the Certificate of Incorporation and By-Laws so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vi) if the Offered Common Stock is to be certificated, certificates in the form required under the DGCL representing the shares of Offered Common Stock are duly executed and countersigned; and (vii) the shares of Offered Common Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Common Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized by all requisite corporate action on the part of the Company under the DGCL and validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $0.01 per share of Common Stock.

2.
With respect to the shares of any series of Preferred Stock offered by the Company, including any Indeterminate Securities constituting Preferred Stock (the “Offered Preferred Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Preferred Stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Preferred Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Preferred Stock and related matters; (v) the Board of Directors, including any duly authorized committee thereof, has taken all necessary corporate action to approve the adoption of a Certificate of Designations for the Offered Preferred Stock in accordance with the applicable provisions of the DGCL (the “Certificate”); (vi) the filing of the Certificate with the Secretary of State of the State of Delaware has duly occurred; (vii) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established in conformity with the Certificate of Incorporation and By-Laws, including the Certificate relating to the Offered Preferred Stock, so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (viii) if the Offered Preferred Stock is to be certificated, certificates in the form required under the DGCL representing the shares of Offered Preferred Stock are duly executed and countersigned; and (ix) the shares of Offered Preferred Stock are registered in the Company’s share

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October 26, 2015

registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Preferred Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized by all requisite corporate action on the part of the Company under the DGCL and validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $0.01 per share of Preferred Stock.

3.
With respect to any series of Debt Securities offered by the Company, including any Indeterminate Securities constituting Debt Securities of such series (the “Offered Debt Securities”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act and the applicable Indenture has been qualified under the Trust Indenture Act of 1939, as amended; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Debt Securities are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the applicable Indenture and any officer's certificate or supplemental indenture establishing the terms of the Offered Debt Securities has been duly authorized, executed and delivered by the Company and any other parties thereto; (v) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Debt Securities and related matters in conformity with the applicable Indenture and any such officer's certificate or supplemental indenture; (vi) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and any officer's certificate or supplemental indenture establishing the terms of such Offered Debt Securities so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) the certificates evidencing the Offered Debt Securities have been issued in a form that complies with the provisions of the applicable Indenture and any officer's certificate or supplemental indenture establishing the terms of such Offered Debt Securities and have been duly executed and authenticated in accordance with the provisions of the applicable Indenture and any such officer's certificate or supplemental indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold or otherwise distributed in accordance with the applicable Indenture and any such officer's certificate or supplemental indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

BankUnited, Inc.
October 26, 2015

4.
With respect to any Warrants offered by the Company, including any Indeterminate Securities constituting Warrants (the “Offered Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Warrants are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Warrant Agreement relating to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Warrants and related matters; (vi) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) the Debt Securities, Preferred Stock, Common Stock or other securities for which the Offered Warrants are exercisable have been duly authorized for issuance by the Company; and (viii) the Offered Warrants have been duly executed, delivered, and countersigned in accordance with the provisions of the applicable Warrant Agreement, the Offered Warrants, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Warrant Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

5.
With respect to any Depositary Shares offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Depositary Shares (the “Offered Depositary Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Depositary Shares are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Deposit Agreement relating to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Depositary Shares

BankUnited, Inc.
October 26, 2015

and related matters; (vi) the terms of the Offered Depositary Shares and of their issuance and sale have been duly established in conformity with the applicable Deposit Agreement so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) the Receipts evidencing the Offered Depositary Shares have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Deposit Agreement; (viii) the series of Preferred Stock relating to the Offered Depositary Shares have been duly authorized, validly issued, fully paid and nonassessable in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto; (ix) the Board of Directors, including any duly authorized committee thereof, has taken all necessary corporate action to approve the adoption of a Certificate for the Preferred Stock relating to the Offered Depositary Shares; and (x) the Receipts evidencing the Offered Depositary Shares are duly issued against the deposit of such series of Preferred Stock in accordance with the applicable Deposit Agreement, such Receipts will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, and the Offered Depositary Shares, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Deposit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will entitle the holders thereof to the right specified in the Offered Depositary Shares and in the applicable Deposit Agreement under the laws of the State of New York.

6.
With respect to any Subscription Rights offered by the Company (the “Offered Subscription Rights”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Subscription Rights are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Subscription Rights Agreement relating to the offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Subscription Rights and related matters; (vi) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established in conformity with the applicable Subscription Rights Agreement and Subscription Rights Certificate so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent; (vii) the

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October 26, 2015

Common Stock, the Preferred Stock, Debt Securities or other securities relating to such Offered Subscription Rights have been duly authorized for issuance by the Company; and (viii) the Subscription Rights Certificates have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Subscription Rights Agreement, the Offered Subscription Rights, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Subscription Rights Agreement and Subscription Rights Certificate and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

7.
With respect to any Stock Purchase Contracts offered by the Company (the “Offered Stock Purchase Contracts”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Stock Purchase Contracts are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Stock Purchase Contract Agreement relating to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Stock Purchase Contracts and related matters; (vi) the terms of the Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Contract Agreement so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Stock Purchase Contract Agent; (vii) the shares of Common Stock, Preferred Stock and other securities relating to such Offered Stock Purchase Contracts have been duly authorized for issuance by the Company; and (viii) the Offered Stock Purchase Contracts have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Stock Purchase Contract Agreement, the Offered Stock Purchase Contracts, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Stock Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

BankUnited, Inc.
October 26, 2015

8.
With respect to any Stock Purchase Units offered by the Company pursuant to the Registration Statement (the “Offered Stock Purchase Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Stock Purchase Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any duly authorized committee thereof, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Stock Purchase Units and related matters; (v) the terms of the Offered Stock Purchase Units and the related Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Unit Agreement so as not to violate any applicable law, the Certificate of Incorporation or By-Laws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Stock Purchase Unit Agent; (vi) any Debt Securities, shares of Common Stock or Preferred Stock, Depositary Shares or other securities of the Company included in such Offered Stock Purchase Units have been duly authorized for issuance by the Company; and (vii) the Offered Stock Purchase Units have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Stock Purchase Unit Agreement, the Offered Stock Purchase Units, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Stock Purchase Unit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

The opinions stated herein are subject to the following qualifications:
(a)    the opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);
(b)    we do not express any opinion with respect to any law, rule or regulation that is applicable to any party to any of the Transaction Agreements or the transactions contemplated thereby solely because such law, rule or regulation is part of a regulatory regime applicable to any such party or any of its affiliates as a result of the specific assets or business operations of such party or such affiliates;

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October 26, 2015

(c)    except to the extent expressly stated in the opinions contained herein, we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party to such Transaction Agreement, enforceable against such party in accordance with its terms;
(d)    we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement relating to any indemnification, contribution, exculpation, release or waiver that may be contrary to public policy or violative of federal or state securities laws, rules or regulations;
(e)    we do not express any opinion with respect to the enforceability of any provision of any Transaction Agreement to the extent that such section purports to bind the Company to the exclusive jurisdiction of any particular federal court or courts;
(f)    we call to your attention that irrespective of the agreement of the parties to any Transaction Agreement, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of such court as a forum for resolution of disputes; in addition, we call to your attention that we do not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Transaction Agreement;
(g)    we have assumed that any agent of service will have accepted appointment as agent to receive service of process and call to your attention that we do not express any opinion if and to the extent such agent shall resign such appointment. Further, we do not express any opinion with respect to the irrevocability of the designation of such agent to receive service of process;
(h)    we have assumed that the choice of New York law to govern the Indentures and any supplemental indenture thereto is a valid and legal provision;
(i)    we have assumed that the laws of the State of New York will be chosen to govern any Warrant Agreements, Deposit Agreement, Subscription Rights Agreements, Stock Purchase Contract Agreements and Stock Purchase Unit Agreements and that such choice is and will be a valid and legal provision;
(j)    we have assumed that the Indentures will be duly authorized, executed and delivered by the Trustee in substantially the form reviewed by us, and that any Debt Securities, Warrants, Depositary Shares, Subscription Rights, Stock Purchase Contracts and Stock Purchase Units that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of any Trustee, Warrant Agent, Depositary, Subscription Agent, Stock Purchase Contract Agent and Stock Purchase Unit Agent, as the case may be; and
(k)     to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in any Transaction Agreement, the opinions stated herein are subject to the qualification that such enforceability may be subject to,

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October 26, 2015

in each case, (i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.
In addition, in rendering the foregoing opinions we have assumed that:
(a)    neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the applicable Securities: (i) constitutes or will constitute a violation of, or a default under, any lease, indenture, instrument or other agreement to which the Company or its property is subject, (ii) contravenes or will contravene any order or decree of any governmental authority to which the Company or its property is subject, or (iii) violates or will violate any law, rule or regulation to which the Company or its property is subject (except that we do not make the assumption set forth in this clause (iii) with respect to the Opined on Law); and
(b)    neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the applicable Securities, requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of any jurisdiction.
We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the reference to our firm under the heading "Legal Matters" in the prospectus forming part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,
/s/ Skadden, Arps, Slate, Meagher & Flom LLP

DSY